CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND ARE DENOTED BY [*]. THE CONFIDENTIAL PORTIONS HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

OWENS-BROCKWAY
PLASTIC CONTAINERS
a unit of Owens-Illinois Plastics Group

                                                                  August 1, 1997

        AMENDMENT TO EXISTING SUPPLY AGREEMENT BETWEEN USA DETERGENTS AND
                  OWENS-BROCKWAY PLASTICS OF NOVEMBER 29, 1994

USA Detergents has agreed to purchase [*] of their [*], per agreement dated May 29, 1997, [*] of its [*] needs, per agreement dated June 7, 1997, and all of their current and replacement [*] and [*] needs, per agreement dated June 2, 1997.

Points of Agreement:

                  1.) This amends the November 29, 1994 to reflect the mechanism for implementing the [*] in the [*] as provided in the May 29, 1997 Trigger Sprayer Supply Agreement, lower label prices per attached schedule and lower Non-DBS prices.

                  2.) Lower prices to USA Detergents and supply of new items by Owens-Brockway will be effective August 1, 1997.

                  Price implementation may be subject to reverting to pre August 1, 1997 pricing if accounts receivable are not with the stated [*] status by September 1, 1997, or at Owens-Brockway's agreed upon timing.

                  All Terms and conditions of the November 29, 1994 and
                  subsequent amendments remain in full effect except to the
                  extent they are inconsistent herewith.
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
USA Detergents, Inc.                                 Owens-Brockway Plastic Products Inc.
                                                     on behalf of itself and Owens-Illinois
                                                     Closure Inc. and Owens Label
                                                     and its affiliated companies

By:  /s/ Dan Parker                                  By:  /s/ David L. Andrulonis
     --------------------------------------               ----------------------------------

Title:  Vice President Materials Management          Title:  V.P. Household Business Unit
     --------------------------------------               ----------------------------------

Date:             9/11/97                            Date:             9/12/97
     --------------------------------------               ----------------------------------

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


                                 USA DETERGENTS
                                NON-DBS PROPOSAL

                                       [*]

USA-8-97          YCJ              SCHEDULE I